Exhibit 10.1

SEMITOOL, INC.
EXECUTIVE BONUS PLAN

SECTION 1
ESTABLISHMENT AND PURPOSE

         1.1     Purpose. Semitool, Inc. (the “Company”) hereby establishes an Executive Bonus Plan (the “Plan”) specifically for its President and Chief Operating Officer, Larry Murphy (the “Executive”). The Plan is intended to increase stockholder value and the success of the Company by motivating the Executive (a) to perform to the best of his abilities, and (b) to achieve the Company’s objectives. The Plan’s goals are to be achieved by providing the Executive with incentive awards based on the achievement of goals relating to the performance of the Company. The Plan is not intended to qualify as performance-based compensation under Internal Revenue Code Section 162(m).

         1.2     Effective Date. The Plan has been approved by the independent directors and the Compensation Committee of the Board of Directors of the Company and shall be effective as of October 1, 2005.

SECTION 2
DEFINITIONS

        The following words and phrases shall have the following meanings unless a different meaning is plainly required by the context:

        2.1      “Actual Award” means as to any Plan Year, the actual award (if any) payable to the Executive for the Plan Year. The Actual Award is determined by the Payout Formula for the Plan Year, subject to the Committee’s authority under Section 3.1 to adjust the award otherwise determined by the Payout Formula.

        2.2      “Base Salary” means as to any Plan Year, 100% of the Executive’s annualized salary rate on the last day of the Plan Year. Such Base Salary shall be before both (a) deductions for taxes or benefits, and (b) any deferrals of compensation pursuant to Company-sponsored plans.

         2.3     Beneficiary shall mean the person(s) or entity(ies) designated to receive payment of an Actual Award in the event of the Executive’s death in accordance with Section 4.5 of the Plan. The Beneficiary designation shall be effective when it is submitted in writing to and acknowledged by the Committee during the Executive’s lifetime on the Beneficiary Designation form provided in Appendix A of the Plan. The submission of a new Beneficiary Designation form shall cancel all prior Beneficiary Designations.

        2.4      “Committee” means the Compensation Committee of the Board, appointed to administer the Plan.

        2.5      “Disability” means a permanent and total disability determined in accordance with uniform and nondiscriminatory standards adopted by the Committee from time to time.

        2.6      “Payout Formula” means as to any Plan Year, the formula or payout matrix established by the Committee in Appendix B hereto, in order to determine the Actual Awards (if any) to be paid to the Executive.

        2.7      “Performance Goals” means the goal(s) (or combined goal(s)) determined by the Committee (in its discretion) to be applicable to the Executive for a Plan Year as specified in Appendix B hereto. As determined by the Committee, the Performance Goals applicable to the Executive may be supplemented to include criteria for achievement using other measures that the Committee reasonably considers relevant to the overall performance of the Executive, including but not limited to: (a) increase in share price, (b) earnings per share, (c) operating margin, (d) operating income, (e) net operating income, (f) expenses, (g) economic value added, (h) market share (whether in selected markets or globally), (i) customer development, (j) operations efficiencies and (k) specific project success. The Performance Goals may be applicable to the Company and/or any of its subsidiaries or individual business units.

        2.8      “Plan Year” means the fiscal year of the Company beginning in 2005 and each succeeding fiscal year of the Company.

SECTION 3
DETERMINATION OF AWARDS

        3.1      Determination of Actual Awards. After the end of each Plan Year, the Committee shall determine the Actual Award for the Executive by applying the Payout Formula to the level of actual performance. The Committee shall then determine whether it shall supplement the Performance Goals and consider the extent to which such supplemented Performance Goals applicable to the Executive for the Plan Year were achieved or exceeded. If applicable, the Committee shall then supplement the Actual Award in accordance with its determination. Notwithstanding any contrary provision of the Plan, (a) the Committee, in its sole discretion, may eliminate or reduce the Actual Award payable to the Executive below that which otherwise would be payable under the Payout Formula, (b) if the Executive terminates employment with the Company prior to the end of the relevant Plan Year, the Committee shall reduce the Actual Award proportionately based on the date of termination (and subject to further reduction or elimination under clause (a) of this sentence).

SECTION 4
PAYMENT OF AWARDS

         4.1     Right to Receive Payment. Each Actual Award that may become payable under the Plan shall be paid solely from the general assets of the Company. Nothing in this Plan shall be construed to create a trust or to establish or evidence the Executive’s claim of any right other than as an unsecured general creditor with respect to any payment to which the Executive may be entitled.

         4.2     Timing of Payment. Payment of each Actual Award shall be made within two and one-half calendar months after the end of the Plan Year during which the Award was earned.

         4.3     Form of Payment. Each Actual Award normally shall be paid in cash (or its equivalent) in a single lump sum. However, the Committee, in its sole discretion, may declare any Actual Award, in whole or in part, payable in the form of a restricted stock bonus in the event the Company adopts an applicable equity compensation plan. The number of shares granted shall be determined by dividing the cash amount of the Actual Award by the fair market value of a share of Company common stock on the date that the cash payment otherwise would have been made. For this purpose, “fair market value” shall be defined as provided in the Company’s equity compensation plan, when or if adopted.

         4.4     Deferral of Actual Awards. The Committee may establish one or more programs under the Plan to permit the Executive the opportunity to elect to defer receipt of Actual Awards. The Committee may establish the election procedures, the timing of such elections, the mechanisms for payments of, and accrual of interest or other earnings, if any, on amounts so deferred, and such other terms, conditions, rules and procedures that the Committee deems advisable for the administration of any such deferral program and compliance with applicable law.

         4.5     Payment in the Event of Death. If the Executive dies prior to the payment of an Actual Award earned by him for a Plan Year, the Actual Award shall be paid to the Executive’s Beneficiary. If the Executive fails to designate a Beneficiary or if each person designated as a Beneficiary predeceases the Executive or dies prior to distribution of the Executive’s benefits, then the Committee shall direct the distribution of such benefits to the Executive’s estate.

SECTION 5
ADMINISTRATION

        5.1      Committee is the Administrator. The Plan shall be administered by the Committee.

         5.2     Committee Authority. The Committee shall have all discretion and authority necessary or appropriate to administer the Plan and to interpret the provisions of the Plan. Any determination, decision or action of the Committee in connection with the construction, interpretation, administration or application of the Plan shall be final, conclusive, and binding upon all persons, and shall be given the maximum deference permitted by law.

         5.3     Tax Withholding. The Company shall withhold all applicable taxes from any payment, including any non-U.S., federal, state, and local taxes.

SECTION 6
GENERAL PROVISION

        6.1      Nonassignability. The Executive shall have no right to assign or transfer any interest under this Plan.

         6.2     No Effect on Employment. The establishment and subsequent operation of the Plan shall not be construed as conferring any legal or other rights for the continuation of employment for any Plan Year or any other period. Generally, employment with the Company is on an at will basis only. Except as may be provided in an employment contract with the Executive, the Company expressly reserves the right, which may be exercised at any time during a Plan Year, to terminate any individual’s employment without regard to the effect such termination might have upon the Executive’s receipt of an Actual Award under the Plan.

         6.3     No Individual Liability. In addition to such other rights of indemnification as they may have as members of the Board or as officers or employees of the Company, members of the Board and any officers or employees of the Company to whom authority to act for the Board, the Committee or the Company is delegated shall be defended and indemnified by the Company to the extent permitted by law on an after-tax basis against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any claim, investigation, action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan and against all amounts paid by them in settlement thereof (provided such settlement is approved by the Company) or paid by them in satisfaction of a judgment in any such claim, investigation, action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such claim, investigation, action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct; provided, however, that within thirty (30) days after the institution of such claim, investigation, action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at the Company’s expense to defend the same.

         6.4     Severability; Governing Law. If any provision of the Plan is found to be invalid or unenforceable, such provision shall not affect the other provisions of the Plan, and the Plan shall be construed in all respects as if such invalid provision has been omitted. The provisions of the Plan shall be governed by and construed in accordance with the laws of the Sate of Montana, without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of Montana.

         6.5     Affiliates of the Company. Requirements referring to employment with the Company or payment of awards may, in the Committee’s discretion, be performed through the Company or any affiliate of the Company.

SECTION 7
AMENDMENT AND TERMINATION

        7.1      Amendment and Termination. The Board may amend or terminate the Plan at any time and for any reason.

SEMITOOL, INC.
2005 SENIOR EXECUTIVE BONUS PLAN

APPENDIX A

BENEFICIARY DESIGNATION FORM

Participant’s Name:______________________________________________________________

Spouse’s Name:________________________________________________________________

Address: ________________________________________________________________________________________________________

Plan Year:_______________________________________________________________________________________________________

        In the event of my death prior to the payment of my Actual Award, if any, and in lieu of disposing of my interest(1) in the Actual Award by my will or the laws of intestate succession, I hereby designate the following persons as Primary Beneficiary(ies) and Contingent Beneficiary(ies) of my interest in the Actual Award (please attach additional sheets if necessary):

        Primary Beneficiary(ies)  (Select only one of the three alternatives)

     [     ]  (a)   Individuals and/or Charities                                                                % Share

1)  Name____________________________________________________________          _______

     Address ______________________________________________________________________________________________________

2)  Name____________________________________________________________          _______

     Address ______________________________________________________________________________________________________

3)  Name____________________________________________________________          _______

     Address ______________________________________________________________________________________________________

(1)     A married Participant whose Actual Award is community property may dispose only of his or her own interest in the Actual Award. In such cases, the Participant’s spouse may (a) consent to the Participant’s designation by signing the Spousal Consent or (b) designate the Participant or any other person(s) as the beneficiary(ies) of his or her interest in the Actual Award on a separate Beneficiary Designation.

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     [     ]  (b)   Residuary Testamentary Trust

     In trust, to the trustee of the trust named as the beneficiary of the residue of my probate estate.

     [     ]  (c)   Living Trust

     The_____________________________________ Trust, dated ________________________
                            (print name of trust)                                   (fill in date trust was established)

        Contingent Beneficiary(ies)  (Select only one of the three alternatives)

     [     ]  (a)   Individuals and/or Charities                                                                % Share

1)  Name____________________________________________________________          _______

     Address ______________________________________________________________________________________________________

2)  Name____________________________________________________________          _______

     Address ______________________________________________________________________________________________________

3)  Name____________________________________________________________          _______

     Address ______________________________________________________________________________________________________

     [     ]  (b)   Residuary Testamentary Trust

     In trust, to the trustee of the trust named as the beneficiary of the residue of my probate estate.

     [     ]  (c)   Living Trust

     The_____________________________________ Trust, dated ________________________
                            (print name of trust)                                   (fill in date trust was established)

        Should all the individual Primary Beneficiary(ies) fail to survive me or if the trust named as the Primary Beneficiary does not exist at my death (or no will of mine containing a residuary trust is admitted to probate within six months of my death), the Contingent Beneficiary(ies) shall be entitled to my interest in the Actual Award in the shares indicated. Should any individual beneficiary fail to survive me or a charity named as a beneficiary no longer exists at my death, such beneficiary’s share shall be divided among the remaining named Primary or Contingent Beneficiaries, as appropriate, in proportion to the percentage shares I have allocated to them. This Beneficiary Designation is effective until I file another such designation with the Committee and such designation is acknowledged by the Committee during my lifetime. Any previous Beneficiary Designations are hereby revoked.

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Submitted by: [ ] Participant [ ] Participant's Spouse ________________________________________________ (Signature) Date: ___________________________________________	Accepted by: ____________, Inc. By: _________________________________________________ Its: ________________________________________________ Date: _______________________________________________

Spousal Consent for any Actual Award that is Community Property (necessary if separate beneficiary designation is not filed by Spouse):

I hereby consent to this Beneficiary Designation and agree that this designation of beneficiaries provided herein shall apply to my community property interest in any Actual Award payable to my spouse in connection with his or her employment with ____________, Inc.

_______________________________________________
                     (Signature of Spouse)

Date: __________________________________________

Spousal Consent for any Actual Award that is not Community Property (necessary if beneficiary is other than Spouse):

I hereby consent to this Beneficiary Designation.

_______________________________________________
                     (Signature of Spouse)

Date: __________________________________________

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APPENDIX B

PAYOUT FORMULA

ACTUAL AWARD:  The Actual Award shall be determined by multiplying the Executive’s Base Salary by the percentage increase in Annual Sales over the Base Amount, with discretionary adjustments made based on Performance Goals as specified below.

        “Annual Sales” is defined to mean the Company’s total sales of semiconductor equipment, spares and service for the relevant Plan Year, determined on a shipments basis.

        “Base Amount” is defined to mean the Annual Sales for the Plan Year immediately preceding the Plan Year in which an Actual Award is to be determined, the first such Base Amount being determined by reference to the Annual Sales of the Company for the fiscal year ended September 30, 2005, thereafter to be adjusted as of every September 30 to equal the preceding fiscal year’s Annual Sales; provided, however, that the Base Amount shall not be less than the first Base Amount.

ADJUSTMENTS TO ACTUAL AWARD: The Actual Award may be adjusted with increases or decreases to the Actual Award to reflect the impact of further performance criteria as follows:

    (i)        the Compensation Committee may consider the supplemental criteria specified in the definition of Performance Goals and any other criteria the Compensation Committee deems relevant to the evaluation of the performance of the Executive and may make adjustments to the Actual Award based on these supplemental criteria of performance; and

    (ii)        the Compensation Committee shall give specific attention to the extent to which gross margins on the sale of semiconductor equipment for the Plan Year are greater or lesser than fifty percent (50%) in the determination of the Actual Award.

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